UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
reported: October 31, 2012

AMR CORPORATION _
(Exact name of registrant as specified in its charter)

Delaware 1-8400 75-1825172 _
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)

(817) 963-1234 _
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 31, 2012, American Airlines, Inc. (a wholly-owned subsidiary of AMR Corporation) and Sabre Holdings issued a joint press release.  The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated October 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: October 31, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press Release dated October 31, 2012

Contact:
American Airlines	Sabre Holdings
Media Relations	Media Relations
Fort Worth, Texas	Southlake, Texas
817-967-1577	682-605-3864
mediarelations@aa.com	sabrenews@sabre.com
media@sabreholdings.com

FOR RELEASE: Wednesday, Oct. 31, 2012

AMERICAN AIRLINES AND SABRE HOLDINGS ISSUED THE FOLLOWING JOINT STATEMENT

FORT WORTH, Texas / SOUTHLAKE, Texas - Sabre and American Airlines announce they have settled their disputes and have renewed their current distribution agreement for multiple years. American has also agreed to negotiate with Sabre for additional technology services in the future. As part of the settlement, American will receive a monetary payment from Sabre. American will continue pursuing its direct connect initiative. Additional information will be announced at a later date. Terms of the settlement and distribution agreements require review and approval by the court presiding over AMR Corporation's restructuring procedures.

About American Airlines
American Airlines, American Eagle® and the AmericanConnection® carrier serve 260 airports in more than 50 countries and territories with, on average, more than 3,500 daily flights. The combined network fleet numbers nearly 900 aircraft. American's award-winning website, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members and members-elect serve more than 900 destinations with more than 9,000 daily flights to 150 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, and AAdvantage are trademarks of American Airlines, Inc. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.
###
Current AMR Corp. news releases can be accessed at http://www.aa.com